SECOND AMENDMENT TO JANSEN AGREEMENT


     This second amendment (the "Second Amendment") to that certain Agreement (the "Agreement") dated December 22, 1997 between Mirage Resorts, Incorporated, a Nevada corporation ("Parent"), and Avis P. Jansen, a Nevada resident, individually, as executrix of the Estate of Norbert W. Jansen, and as Trustee for the Jansen Family Trust (the "Trust") under an Agreement dated July 14, 1993 (in all such capacities, "Seller"), as first amended in January, 1998, is entered into as of this 13th day of March, 1998 between Parent and Seller with reference to the following fact:

     A.   The definition of "Gift Shop Lease" contained in
Recital E of the Agreement inadvertently describes the wrong lease.

     In consideration of the foregoing premise, Parent and Seller hereby amend the Agreement as follows:

          1. Clause (iv) in Recital E of the Agreement is hereby deleted in its entirety and shall be replaced by the following:

          "to amend the term of that certain lease agreement between Boardwalk Casino, Inc. as Landlord, and Holiday Gifts, Inc., as Tenant, dated September 1, 1996, which permits Holiday Gifts, Inc. to operate a gift shop upon the Company's premises (the "Gift Shop Lease"), to a month-to-month arrangement and to make certain other modifications thereto."

          2.   The third sentence of Section 3 of the
Agreement is hereby amended by the deletion of the phrase
"to the Seller" therein and the substitution of the phrase
"to the Lessee" in lieu thereof.

          3.   Except as expressly amended hereby, the
Agreement and First Amendment thereto remain in full force and effect, as by their terms set forth.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above set forth.

PARENT:                          SELLER:

MIRAGE RESORTS, INCORPORATED
a Nevada corporation
                                 AVIS P. JANSEN
By:  DANIEL R. LEE               Avis P. Jansen, a Nevada resident,
     Daniel R. Lee               Individually, as executrix of the
     Chief Financial Officer     Estate of Norbert W. Jansen, and as
                                 Trustee for the Jansen Family Trust
                                 under an Agreement dated July 14,
                                 1993

                           EXHIBIT 10.1